EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of Express-1 Expedited Solutions, Inc. (the Company) on Form 10-K for the year ending December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John D. Welch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 25, 2011	/s/ John D. Welch
Date	John D. Welch
Chief Financial Officer
A signed original of this written statement required by Section 906 has been furnished to Express-1 Expedited Solutions, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.